Exhibit 99.1

ARES ACQUISITION CORPORATION III

INDEX TO FINANCIAL STATEMENT

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of July 1, 2026	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

Ares Acquisition Corporation III

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Ares Acquisition Corporation III (the “Company”) as of July 1, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of July 1, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2026.

New York, New York

July 8, 2026

ARES ACQUISITION CORPORATION III

BALANCE SHEET

JULY 1, 2026

Assets:
Current assets
Cash	$1,720,000
Prepaid expenses	13,800
Other receivables	1,580,000
Total current assets	3,313,800
Cash held in Trust Account	395,000,000
Total assets	$398,313,800

Liabilities and shareholders’ deficit:
Current liabilities
Accrued offering costs	$566,205
Accrued expenses	23,163
Due to related party	1,667
Promissory note - related party	156,632
Total current liabilities	747,667
Deferred underwriting and advisory fees	13,825,000
Total liabilities	14,572,667

Commitments and contingencies
Class A ordinary shares, $0.0001 par value; 39,500,000 shares subject to possible redemption at $10.00 per share	395,000,000

Shareholders’ deficit
Preference shares, $0.0001 par value; 99,990,000 shares authorized; none issued and outstanding	—
Class A ordinary shares, $0.0001 par value; 9,000,000,000 shares authorized; none issued and outstanding (excluding 39,500,000 shares subject to possible redemption)	—
Class B ordinary shares, $0.0001 par value; 900,000,000 shares authorized; 9,918,750 shares issued and outstanding(1)	992
Accumulated deficit	(11,259,859)
Total shareholders’ deficit	(11,258,867)
Total liabilities and shareholders’ deficit	$398,313,800

(1)            Includes up to 43,750 Class B ordinary shares subject to forfeiture if the underwriters do not exercise the remaining over-allotment option in full or in part (see Note 6).

The accompanying notes are an integral part of the financial statement.

ARES ACQUISITION CORPORATION III

NOTES TO FINANCIAL STATEMENT

July 1, 2026

1. ORGANIZATION

Ares Acquisition Corporation III (the “Company”) was incorporated as a Cayman Islands exempted company on March 25, 2026. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (such transaction, a “Business Combination”).

The Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination. The Company is an emerging growth company as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and, as such, the Company is subject to all of the risks associated with emerging growth companies.

As of July 1, 2026, the Company had not commenced any operations. All activity for the period from March 25, 2026 (inception) through July 1, 2026 relates to the Company’s formation and the initial public offering of the Company’s securities (the “Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on June 29, 2026. On July 1, 2026, the Company completed its Initial Public Offering of 39,500,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), including 5,000,000 Units to cover over-allotments (the “Over-Allotment Units”), at a purchase price of $10.00 per Unit (see Note 3), generating gross proceeds of $395,000,000, and incurred offering costs of $22,451,800, of which $13,825,000 was for deferred underwriting discounts (see Note 5). Each Unit consists of one Class A ordinary share and one-tenth of one redeemable warrant (“Public Warrant”).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 7,466,667 warrants (the “Private Placement Warrants”), including 666,667 Private Placement Warrants to cover over-allotments, for an aggregate purchase price of $11,200,000, in a private placement to Ares Acquisition Holdings III LP, a Cayman Island limited partnership (the “Sponsor”) (see Note 4).

Upon the closing of the Initial Public Offering and the private placement to the Sponsor (the “Private Placement”), $395,000,000 ($10.00 per Unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement were placed in a trust account (“Trust Account”), located in the United States. The proceeds held in the Trust Account will be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company for Permitted Withdrawals (defined below), the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of (i) the consummation of a Business Combination and (ii) the distribution of the Trust Account, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants. Substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company’s initial Business Combination must be with one or more target businesses that together have a fair market value of at least 80% of the assets held in the Trust Account (excluding amounts disbursed to the Company for working capital purposes and the deferred underwriting discounts held in the Trust Account) at the time of the agreement to enter into a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to complete a Business Combination successfully.

The Company will provide its holders of the outstanding Public Shares (the “public shareholders”) with the opportunity to redeem all or a portion of their Class A ordinary shares upon the consummation of a Business Combination either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account, including interest earned on the funds held in the Trust Account less (i) amounts withdrawn or eligible to be withdrawn to fund the Company’s working capital requirements, subject to an annual limit of $500,000 (plus the rollover of unused amounts from prior years) (such amounts “Working Capital Withdrawals”); and (ii) amounts withdrawn or eligible to be withdrawn to pay the Company’s tax obligations (such amounts “Tax Withdrawals”). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. The Public Shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.”

ARES ACQUISITION CORPORATION III

NOTES TO FINANCIAL STATEMENT

July 1, 2026

The Company will proceed with a Business Combination only if it obtains the approval of an ordinary resolution under Cayman Islands law, which requires the affirmative vote of shareholders holding a majority of ordinary shares who attend and vote at a general meeting. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (the “SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 4), and the Sponsor and the Company’s officers and directors have agreed to vote any Public Shares acquired in or after the Initial Public Offering in favor of a Business Combination, and not to redeem any shares owned by them in connection with a Business Combination. Additionally, each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or abstain from voting on the proposed transaction.

Notwithstanding the foregoing, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares sold in the Initial Public Offering, without the prior consent of the Company.

The Sponsor and the Company’s officers and directors have agreed (i) to waive their redemption rights with respect to their Founder Shares and any Public Shares held by them in connection with the completion of a Business Combination and (ii) not to propose an amendment to (a) modify the substance or timing of the Company’s obligation to provide for the redemption of its Public Shares in connection with a Business Combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (b) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides the public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company has 24 months from the closing of the Initial Public Offering, until the end of the Extended Period (as defined below) or until such earlier date as the Company’s board of directors may approve to complete a Business Combination (the “Combination Period”). Upon the Company entering into a letter of intent with a potential target business in connection with an initial Business Combination, the period of time in which the Company may complete a Business Combination will be automatically extended from 24 months to 30 months from the closing of the Initial Public Offering (the “Extended Period”). The Combination Period currently expires on July 1, 2028. If the Company is unable to complete a Business Combination within the Combination Period, the Company will as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares. Any such redemption will be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less Working Capital Withdrawals, Tax Withdrawals and up to $100,000 of interest that may be released to the Company to fund the costs and expenses of its dissolution and liquidation) divided by the number of the then-outstanding public shares (together with the Working Capital Withdrawals and the Tax Withdrawals, the “Permitted Withdrawals”). Any such redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which may expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The Sponsor has agreed to waive its liquidation rights with respect to its Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor or the Company’s officers or directors acquire Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting discounts (see Note 5) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

ARES ACQUISITION CORPORATION III

NOTES TO FINANCIAL STATEMENT

July 1, 2026

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company (except for the Company’s independent registered public accounting firm), or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amounts in the Trust Account to below (i) $10.00 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of the Trust Account assets, less Permitted Withdrawals. This liability will not apply with respect to any claims by a third party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act. Moreover, if an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all material vendors, service providers (except the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Liquidity and Capital Resources

The Company’s liquidity needs to date have been satisfied through a contribution of $25,000 from Sponsor to cover for certain expenses in exchange for the issuance of the Founder Shares and a loan of $156,632 from the Sponsor pursuant to the Promissory Note (see Note 4). The Company repaid the Promissory Note in full on July 8, 2026.

Following the closing of the Initial Public Offering as described above, the Company has $1,720,000 in its operating bank account immediately after the Initial Public Offering. In addition, the Company may withdraw interest earned on the Trust Account to fund the Company’s working capital requirements, subject to an annual limit of $500,000 (plus the rollover of unused amounts from prior years). And in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”) (see Note 4). As of July 1, 2026, the Company had not made any Working Capital Withdrawals, and no amounts were outstanding under any Working Capital Loan.

Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity from the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers to meet its needs through the earlier of the completion of a Business Combination or one year from this filing. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and completing the Business Combination.

Risks and Uncertainties

Management has evaluated the impact of persistent inflation and fluctuations in interest rates, financial market instability and certain geopolitical events. Management has concluded that while it is reasonably possible that the risks and uncertainties related to or resulting from these events could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of this financial statement. The financial statement does not include any adjustments that might result from the outcome of these risks and uncertainties.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

ARES ACQUISITION CORPORATION III

NOTES TO FINANCIAL STATEMENT

July 1, 2026

Emerging Growth Company

The Company is an “emerging growth company.” As an emerging growth company, it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies are required to comply with new or revised financial accounting standards. Private companies are those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period. This means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $1,720,000 of cash and no cash equivalents as of July 1, 2026.

Cash Held in Trust Account

As of July 1, 2026, the Company had $395,000,000 in cash held in the Trust Account.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Derivative Financial Instruments

The Company evaluates its equity-linked financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC 815, “Derivatives and Hedging.” For derivative financial instruments that are classified as liabilities, the derivative instrument is initially recognized at fair value with subsequent changes in fair value recognized in the statement of operations each reporting period. The classification of derivative instruments, including whether such instruments should be classified as liabilities or as equity, is evaluated at the end of each reporting period.

The Company accounts for the Public Warrants and the Private Placement Warrants in accordance with the guidance contained in ASC 815. Such guidance provides that the warrants are not precluded from equity classification. Equity-classified contracts are initially measured at fair value (or allocated value). Subsequent changes in fair value are not recognized as long as the contracts continue to be classified in equity.

ARES ACQUISITION CORPORATION III

NOTES TO FINANCIAL STATEMENT

July 1, 2026

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Offering costs consist principally of professional and registration fees and other costs that are related to the Initial Public Offering. FASB ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Initial Public Offering proceeds from the Public Units between Class A ordinary shares and warrants, using the residual method by allocating Initial Public Offering proceeds first to assigned value of the warrants and then to the Class A ordinary shares. Offering costs allocated to the Class A ordinary shares were charged to temporary equity and offering costs allocated to the Public Warrants and Private Placement Warrants were charged to shareholders’ deficit as Public Warrants and Private Placement Warrants after management’s evaluation are accounted for under equity treatment.

Class A Ordinary Shares Subject to Possible Redemption

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480, “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, Class A ordinary shares are classified as shareholders’ equity. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of July 1, 2026, 39,500,000 Class A ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. This method would view the end of the reporting period as if it were also the redemption date for the security. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable Class A ordinary shares resulted in charges against additional paid-in capital and accumulated deficit.

As of July 1, 2026, the Class A ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$395,000,000
Less:
Proceeds allocated to Public Warrants	(1,927,210)
Class A ordinary shares issuance costs	(22,342,258)
Plus:
Accretion of carrying value to redemption value	24,269,468
Class A ordinary shares subject to possible redemption as of July 1, 2026	$395,000,000

Income Taxes

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company has determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of July 1, 2026. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

There is currently no taxation imposed on income by the government of the Cayman Islands. In accordance with Cayman Islands income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

ARES ACQUISITION CORPORATION III

NOTES TO FINANCIAL STATEMENT

July 1, 2026

3. INITIAL PUBLIC OFFERING

On July 1, 2026, the Company completed its Initial Public Offering of 39,500,000 Units, including 5,000,000 Over-Allotment Units, at a purchase price of $10.00 per Unit, generating gross proceeds of $395,000,000, and incurring offering costs of $22,451,800, of which $13,825,000 was for deferred underwriting discounts (see Note 5). Each Unit consists of one Class A ordinary share and one-tenth of one Public Warrant. Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 7).

4. RELATED PARTY TRANSACTIONS

Founder Shares

On March 31, 2026, the Sponsor paid $25,000 to cover certain offering and formation costs of the Company in consideration of the Company’s Class B ordinary shares (the “Founder Shares”). Through July 1, 2026, the Company effectuated share recapitalizations and a share surrender resulting in the Sponsor holding an aggregate of 9,918,750 Class B ordinary shares, which would represent 20% of the outstanding shares upon completion of the Initial Public Offering. The Sponsor had agreed to forfeit up to 1,293,750 Founder Shares to the extent that the Full Over-Allotment (as defined below) is not exercised so that the Founder Shares will represent, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering. On June 30, 2026, the underwriters partially exercised the over-allotment option to purchase 5,000,000 Units; thus, an aggregate of 1,250,000 shares of Class B ordinary shares are no longer subject to forfeiture. As of July 1, 2026, there are 43,750 Class B ordinary shares subject to forfeiture to the extent that the underwriters do not exercise the remaining over-allotment option. The Founder Shares will automatically convert into Class A ordinary shares upon consummation of a Business Combination, or earlier at the option of the holder of the Founder Shares, on a one-for-one basis, subject to certain adjustments, as described in Note 6.

The Sponsor has agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees) until the earlier of (i) one year after the date of the consummation of a Business Combination, or (ii) subsequent to the consummation of a Business Combination, (a) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, or (b) subsequent to a Business Combination, the date on which the Company completes a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 7,466,667 Private Placement Warrants, including 666,667 Private Placement Warrants to cover over-allotments, for an aggregate purchase price of $11,200,000 in the Private Placement. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at a price of $11.50 per share. A portion of the proceeds from the Private Placement Warrants was added to the proceeds from the Initial Public Offering to be held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Placement Warrants may expire worthless.

Related Party Loans

Promissory Note

On March 31, 2026, the Company issued a promissory note to the Sponsor, pursuant to which the Sponsor agreed to loan the Company up to an aggregate of $400,000 to be used for the payment of costs related to the Initial Public Offering (the “Promissory Note”). The Promissory Note was non-interest bearing, unsecured and due on the earlier of December 31, 2026 and the completion of the Initial Public Offering. The Company had borrowed $156,632 under the Promissory Note and fully repaid the Promissory Note on July 8, 2026. Borrowings under the Promissory Note were no longer available after completion of the Initial Public Offering.

ARES ACQUISITION CORPORATION III

NOTES TO FINANCIAL STATEMENT

July 1, 2026

Working Capital Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers may, but are not obligated to, provide the Company with Working Capital Loans. If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. If a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account or funds released to the Company as Working Capital Withdrawals to repay the Working Capital Loans, but no proceeds held in the Trust Account (other than Working Capital Withdrawals) would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $2,000,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant. The warrants would be identical to the Private Placement Warrants. As of July 1, 2026, no Working Capital Loans were outstanding.

Administrative Service Fee

On June 29, 2026, the Company entered into an agreement with the Sponsor to pay a monthly fee of $16,667 for office space, utilities, secretarial support and administrative services. This arrangement will terminate upon completion of a Business Combination or liquidation of the Company. As of July 1, 2026, the Company had $1,667 outstanding in due to related party in connection with such services as reflected in the accompanying balance sheet.

Advisory Agreement

The Company engaged Ares Management Capital Markets LLC (“AMCM”), an affiliate of the Sponsor, to provide consulting and advisory services to the Company in connection with the Initial Public Offering and the initial Business Combination. As payment for such services, AMCM received an advisory fee of $1,580,000, paid upon the closing of the Initial Public Offering, and will receive a deferred advisory fee of up to $2,765,000 payable solely if the Company completes the initial Business Combination and with respect to amounts remaining in the Trust Account following all properly submitted shareholder redemptions in connection with the completion of the initial Business Combination. The deferred advisory fee will be calculated based on the amount of these redemptions, subject to a minimum fee of $625,000. The fees will be reimbursed from a portion of the fees paid to the underwriters. As of July 1, 2026, the advisory fee of $1,580,000 due from the underwriters is reflected within other receivables in the accompanying balance sheet.

5. COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, Private Placement Warrants (and the Class A ordinary shares underlying such Private Placement Warrants) and Private Placement Warrants that may be issued upon conversion of Working Capital Loans (and the Class A ordinary shares underlying such warrants) will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement signed upon completion of the Initial Public Offering. The holders of these securities are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders are entitled to “piggyback” registration rights to include their securities in other registration statements filed by the Company, subject to certain limitations. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement and Advisory Agreement

The Company granted the underwriters a 45-day option from the date of the final prospectus relating to the Initial Public Offering to purchase up to 5,175,000 additional Units (“the “Full Over-Allotment”) to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. On June 30, 2026, the underwriters partially exercised the over-allotment option for an additional 5,000,000 Units.

The underwriters were entitled to a cash underwriting discount of $0.20 per Unit, or $7,900,000 in the aggregate, paid upon the closing of the Initial Public Offering. In addition, the underwriters will be entitled to a deferred underwriting discount of $0.35 per Unit, or $13,825,000 in the aggregate. The deferred underwriting discount shall only be due on a unit if the Class A ordinary share contained in such unit is not redeemed prior to or in connection with the Company’s initial Business Combination, subject to a minimum aggregate deferred underwriting discount of $2,500,000. Notwithstanding the foregoing, if either or both of the underwriters acts as a placement agent in connection with a proposed private placement of equity securities in connection with the Company’s initial Business Combination and such underwriter receives fees in connection with such role in excess of such underwriter’s portion of the minimum aggregate deferred underwriting discount, the minimum aggregate deferred underwriting discount shall not apply for such underwriter. The deferred underwriting discount will become payable to the underwriters from the amounts held in the Trust Account solely if the Company completes a Business Combination, subject to the terms of the underwriting agreement.

ARES ACQUISITION CORPORATION III

NOTES TO FINANCIAL STATEMENT

July 1, 2026

On June 29, 2026, the Company engaged AMCM, an affiliate of the Sponsor, to provide consulting and advisory services to the Company in connection with the Initial Public Offering and the initial Business Combination. As payment for such services, AMCM received an advisory fee of $1,580,000, paid upon the closing of the Initial Public Offering, and will receive a deferred advisory fee of up to $2,765,000 payable solely if the Company completes the initial Business Combination and with respect to amounts remaining in the Trust Account following all properly submitted shareholder redemptions in connection with the completion of the initial Business Combination. The deferred advisory fee will be calculated based on the amount of these redemptions, subject to a minimum fee of $625,000. The fees will be reimbursed from a portion of the fees paid to the underwriters. As of July 1, 2026, the advisory fee of $1,580,000 due from the underwriters is reflected within other receivables in the accompanying balance sheet.

Contingent Fees

The Company has entered into fee arrangement with a service provider pursuant to which certain transaction fees and service fees will become payable only if the Company consummates a Business Combination. If the Business Combination does not occur, the Company will not be required to pay these contingent fees. As of July 1, 2026, the amount of these contingent fees with the service provider was $1,401,828.

6. SHAREHOLDERS’ DEFICIT

Preference Shares — The Company is authorized to issue 99,990,000 preference shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. As of July 1, 2026, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue 9,000,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. As of July 1, 2026, there were no Class A ordinary shares issued or outstanding, excluding 39,500,000 Class A ordinary shares that are subject to possible redemption and are presented as temporary equity, outside of the shareholders’ deficit section of the balance sheet.

Class B Ordinary Shares — The Company is authorized to issue 900,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class B ordinary shares are entitled to one vote for each ordinary share. As of July 1, 2026, there were 9,918,750 Class B ordinary shares issued and outstanding, of which 43,750 Class B ordinary shares are subject to forfeiture to the extent that the underwriters do not exercise the remaining over-allotment option.

Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all other matters submitted to a vote of shareholders except as required by law.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of a Business Combination, or earlier at the option of the holders of the Class B ordinary shares, on a one-for-one basis, subject to adjustment. If additional Class A ordinary shares or equity-linked securities are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which Class B ordinary shares convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance). The adjustment will ensure that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all ordinary shares outstanding upon completion of the Initial Public Offering plus all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in a Business Combination and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company).

7. WARRANTS

As of July 1, 2026, there were 11,416,667 warrants outstanding (3,950,000 Public Warrants and 7,466,667 Private Placement Warrants). Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable 30 days after the completion of a Business Combination. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation. Public Warrants that are attached to Class A ordinary shares that are redeemed prior to, or in connection with, completion of the Company’s initial Business Combination will be cancelled and expire upon redemption of such shares without the payment or any additional consideration.

The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating to the registration statement is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue Class A ordinary shares upon exercise of a warrant unless the Class A ordinary shares issuable upon such warrant exercise have been registered on a post-effective amendment to the registration statement for the Initial Public Offering or a new registration statement on Form S-1, Form S-3, Form F-1 or Form F-3, as applicable, following an initial Business Combination, and have been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

ARES ACQUISITION CORPORATION III

NOTES TO FINANCIAL STATEMENT

July 1, 2026

The Company has agreed that, as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, the Company will use its commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement relating to the Initial Public Offering or a new registration statement on Form S-1, Form S-3, Form F-1 or Form F-3, as applicable, for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the warrants. The Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after such closing, and to maintain the effectiveness of such registration statement, and a current prospectus relating to it, until the expiration of the warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if the Class A ordinary shares is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act. In the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but will be required to use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption given after the warrants become exercisable to each warrant holder; and

•	if, and only if, the closing price of the Company’s Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

In addition, the exercise price of the warrants and the $18.00 per share redemption trigger price will be adjusted in certain circumstances. Specifically, these adjustments apply if (i) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares (as defined in Note 4) held by the Sponsor or its affiliates, prior to such issuance) (the “Newly Issued Price”); (ii) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest on such issuances, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions); and (iii) the volume weighted average trading price of the Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates a Business Combination (such price, the “Market Value”) is below $9.20 per share. If all three conditions above are met, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

The Private Placement Warrants (see Note 4) will be identical to the Public Warrants underlying the Units being sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis, be non-redeemable and be entitled to registration rights.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

ARES ACQUISITION CORPORATION III

NOTES TO FINANCIAL STATEMENT

July 1, 2026

8. FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

•	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

As of July 1, 2026, the fair value of the Public Warrants was $1,927,210, or $0.49 per Public Warrant. The fair value of Public Warrants was determined using a Black-Scholes option pricing model. The Public Warrants have been classified within shareholders’ deficit and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Public Warrants:

As of July 1, 2026
Underlying stock price	$9.95
Exercise price	$11.50
Expected term to de-SPAC (in years)	2.5
Volatility	9.00%
Risk-free rate	4.18%

ARES ACQUISITION CORPORATION III

NOTES TO FINANCIAL STATEMENT

July 1, 2026

9. SEGMENT INFORMATION

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as a group that includes the chief executive officer, chief financial officer and chief operating officer, that collectively reviews the consolidated operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, the CODM has determined that the Company only has one reporting segment.

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that is reported on the statement of operations. The measure of segment assets is reported on the balance sheet as total assets.

10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to July 8, 2026, the date that the financial statement was available to be issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

On July 8, 2026, the Company fully repaid the outstanding balance of the Promissory Note amounting to $156,632. Borrowings under the Promissory Note were no longer available after completion of the Initial Public Offering.